PROGRESS PATIENTS Investor Call April 29, 2024 EXHIBIT 99.1

2 Forward-Looking Statements This presentation including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation, contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, business, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding X4’s expectations as to the timing of commencement of planned launch, availability and commercialization of XOLREMDI, which is approved in the U.S. for use in patients 12 years of age and older with WHIM syndrome; X4’s plans for commercial launch of XOLREMDI in this indication, including its planned commercial launch in the U.S. through PANTHERx Rare; X4’s belief in its readiness for commercial launch of XOLREMDI; the potential benefit of XOLREMDI in the treatment of [A or B]; the potential number of patients with WHIM syndrome and the potential market for XOLREMDI; the anticipated timing for completion of commercial drug product manufacturing; and the mission and goals for our business. Any forward-looking statements in this presentation are based on management's current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risks that: X4’s launch and commercialization efforts in the U.S. with respect to XOLREMDI may not be successful, and X4 may be unable to generate revenues at the levels or on the timing we expect or at levels or on the timing necessary to support our goals; the number of patients with WHIM syndrome, the unmet need for additional treatment options, and the potential market for XOLREMDI may be significantly smaller than we expect; XOLREMDI may not achieve the clinical benefit, clinical use or market acceptance we expect or we may encounter reimbursement-related or other market-related issues that impact the success of our commercialization efforts; we may encounter adverse events for XOLREMDI at any stage that negatively impact commercialization; X4’s ability to establish and maintain an effective sales and marketing organization or suitable third-party alternatives for any approved products; X4’s, as an organization, lack of experience in sales, marketing or distribution of pharmaceutical products; X4’s other product candidates; X4’s possible exploration of additional opportunities and indications for XOLREMDI; the expected availability, content, and timing of clinical data from X4’s ongoing clinical trials of XOLREMDI; clinical trial design and enrollment for clinical trials as well as potential therapeutic benefits, including the current design for a potential Phase 3 clinical trial evaluating XOLREMDI in certain chronic neutropenic disorders and its expected initiation in the first half of 2024; patient prevalence; market opportunities; and X4’s use of capital and other financial results, including its financial runway. Actual events or results may differ materially from those expressed or implied by any forward-looking statements contained in this presentation on account of many factors, including, without limitation, risks of obtaining and maintaining regulatory approvals, including, but not limited to, potential regulatory delays or rejections; uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development; the risk that trials and studies may be delayed and may not have satisfactory outcomes; the risk that the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials; the potential adverse safety effects arising from the testing or use of our product and product candidates; the risk that patient prevalence, market, or opportunity estimates may be inaccurate; the impacts of general macroeconomic and geopolitical conditions on X4’s business; risks related to X4’s ability to raise additional capital; risks related to the substantial doubt about X4’s ability to continue as a going concern; changes in expected or existing competition; changes in the regulatory environment; risks related to X4’s ability to successfully market mavorixafor, if approved; unexpected litigation or other disputes; the need to align with our collaborators may hamper or delay our development and commercialization efforts or increase our costs; our business may be adversely affected and our costs may increase if any of our key collaborators fails to perform its obligations or terminates our collaboration; the internal and external costs required for our ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected which may cause us to use cash more quickly than we expect or to change or curtail some of our plans or both; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 21, 2024, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and X4’s own internal estimates and research. While X4 believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third-party sources. Finally, while X4 believes its own internal research is reliable, such research has not been verified or validated by any independent source. X4 is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names, and service marks appearing in this presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Welcome and Overview Paula Ragan, PhD, President & Chief Executive Officer Label Highlights and Supporting Clinical Data Christophe Arbet-Engels, MD, PhD, Chief Medical Officer Commercial Launch Strategy & Execution Mark Baldry, Chief Commercial Officer Conclusion & Q&A

4 X4: delivering innovation for people with rare immune disorders 2014 X4 Founded to advance CXCR4-targeted therapeutics for people with rare diseases 2022 X4 announces positive top-line results from pivotal, global, Phase 3 trial of mavorixafor in WHIM syndrome 2023 FDA accepts NDA for mavorixafor in WHIM syndrome, granting Priority Review 2024 FDA approves XOLREMDITM (mavorixafor), the first and only therapy indicated in patients with WHIM syndrome CXCR4 = CXC chemokine receptor 4; WHIM = warts, hypogammaglobulinemia, infections, myelokathexis

Now FDA approved! (zōl-RĔM-dee)

WHIM syndrome is a combined primary immunodeficiency and a chronic neutropenic disorder[1]

Heterogeneous presentation[2]

Most frequently characterized by:



Neutropenia (98%)



Hypogammaglobulinemia (65%)



Recurrent infections (92%)



Warts (40%)

Fewer than 1 in 4 patients present with all 4 manifestations in the WHIM acronym (warts, hypogammaglobulinemia, infections, and myelokathexis)

Based on an international cohort of 66 patients with WHIM syndrome, which included pediatric (65%) and adult (35%) patients.

Lifelong impact[2]

Chronic, congenital disorder

Commonly presents in childhood, with median age of diagnosis of 5.5 years of age

Lower life expectancy vs. the general population[3,4] due to sepsis, irreversible organ damage, recurrent pneumonia, and certain cancers

Ultra-rare population[5]

Estimated to be at least 1,000 people in the U.S.

Based on X4 market research 2019, 2020.

References: 1. Dale DC, Firkin F, Bolyard AA, et al, *Blood*. 2020;136(26):2994-3003. 2. Geier CB, Ellison M, Cruz R, et al, *J Clin Immunol*. 2022;42(8):1748-1765; 3. Dotta L, Notarangelo L, Moratto D, et al. *J Allergy Clin Immunol*. 2019;7(5):1568-1577; 4. Beaussant Cohen S, Fenneteau O, Plouvier E, et al. *Orphanet J Rare Dis*. 2012;7:71; 5. Data on file. X4 Pharmaceuticals, Inc., 2024.

6

7 The underlying cause of WHIM syndrome, CXCR4 pathway dysregulation, impairs movement of leukocytes critical to a healthy immune response1 Lymphocyte In WHIM syndrome, CXCR4 variants can result in decreased mobilization of white blood cells into peripheral circulation References: 1. Dale DC, Firkin F, Bolyard AA, et al, Blood. 2020;136(26):2994-3003. Immunodeficiency in WHIM syndrome results in an increased susceptibility to severe, prolonged, and recurrent bacterial and viral infections1

8 A selective, oral CXCR4 antagonist that targets the underlying cause of WHIM syndrome Reference: XOLREMDI package insert. Please see Important Safety Information and full Prescribing Information at www.xolremdi.com. XOLREMDI inhibits binding of the CXCL12 ligand to the CXCR4 receptor, inhibiting its downstream activation. XOLREMDI increases mobilization of neutrophils and lymphocytes into the peripheral blood

Label Highlights & Supporting Clinical Data Christophe Arbet-Engels, MD, PhD Chief Medical Officer

Until now, WHIM syndrome has been managed with treatments that do not address its underlying cause

Symptomatic Treatments

IVIg	G-CSF	Antibiotics & Antivirals

- Not specifically indicated for WHIM syndrome
- No adequate and well controlled trials evaluating safety and efficacy in patients with WHIM syndrome[1,2]
- G-CSF and IVIg associated with burdensome administration
- Long-term use of antibiotics associated with risk of developing antimicrobial resistance (AMR) and cumulative risk of adverse events[3]
    - 73% of surveyed HCPs (n=74) are concerned about antibiotic resistance in WHIM syndrome patients[4]

G-CSF: granulocyte colony-stimulating factor; **IVIg**: intravenous immunoglobulin.

References: 1. Dale DC, Firkin F, Bolyard AA, et al, *Blood*. 2020;136(26):2994-3003; 2. Geier CB, Ellison M, Cruz R, et al, *J Clin Immunol*. 2022;42(8):1748-1765; 3. Kiss C, Connoley D, Connelly K, et al, *Antibiotics*, 2022 Jan 11(1): 62; 4. X4 March 2024 Research; 74 HCPs (44 Immunologists and 30 HEM/ONCs).

X4 PHARMACEUTICALS 10

11 XOLREMDITM (mavorixafor) U.S. Label highlights Indication Statement XOLREMDI is approved for use in patients 12 years of age and older with WHIM syndrome (warts, hypogammaglobulinemia, infections and myelokathexis) to increase the number of circulating mature neutrophils and lymphocytes. Contraindication Use with drugs highly dependent on CYP2D6 for clearance. Boxed Warning None Dosing & Administration Patients weighing >50 kg: 400 mg orally once daily Patients weighing ≤50 kg: 300 mg orally once daily Dosage Forms and Strength Capsules: 100 mg mavorixafor See slide 15 for adverse reactions summary from the product label. Please see Important Safety Information and full Prescribing Information at www.xolremdi.com.

4WHIM was the largest Phase 3 clinical trial to date in WHIM syndrome

XOLREMDI was studied in a global, randomized, double-blind, placebo-controlled, Phase 3 trial conducted in 31 patients with WHIM syndrome

Study Population

- Adults and adolescents (12 to <18 years) with WHIM syndrome
- Confirmed ANC ≤ 400 cells/ µL
- Continuation of IVIg therapy permitted
- G-CSF therapy not permitted

1: 1 Randomization

Baseline Visit

Primary Endpoint Assessed

XOLREMDI (N= 14)
>50 kg: 400 mg QD
≤50 kg: 200 mg QD

Placebo (N = 17)

~90% continued in Open-Label Extension (OLE)

Primary endpoint

- Improvement in absolute neutrophil count (ANC) as measured by the mean time above ANC threshold of 500 cells/µL at 13, 26, 39, and 52 weeks

Secondary endpoints

- Improvement in absolute lymphocyte count (ALC) as measured by the mean time above ALC threshold of 1000 cells/µL at 13, 26, 39, and 52 weeks
- Composite endpoint: Analysis of total infection score (rate, severity) and total wart change score

1. Badolato R, et al. *Blood*. Published online April 21, 2024;blood.2023022658.

12

13 4WHIM Results: XOLREMDI significantly increased the time patients stayed above key immune cell count thresholds over 52 weeks Primary endpoint Significantly increased mean hours per day above the threshold for neutrophils Key secondary endpoint Significantly increased mean hours per day above the threshold for lymphocytes Reference: XOLREMDI package insert. Please see Important Safety Information and full Prescribing Information at www.xolremdi.com. Severe neutropenia threshold = 500 cells/ μL Severe lymphopenia threshold = 1000 cells/ μL

4WHIM Results: patients treated with XOLREMDI experienced improvements across infection assessments over 52 weeks versus placebo[1]

Total infection score 40% lower for patients on XOLREMDI versus those on placebo

~60% reduction in annualized infection rate



LS Mean
Annualized Infections
5
4
3
2
1
0
4.2
1.7
Placebo
XOLREMDI

On average, infection duration was 5 weeks shorter



Duration of Infection
(LS Mean Days)
50
40
30
20
10
0
49.1
7 wks
14.1
2 wks
Placebo
XOLREMDI

Fewer patients with severe infection



Percent of Patients with
Grade ≥3 Infections
30
20
10
0
29.4%
5 of 17
7.1%
1 of 14
Placebo
XOLREMDI

No difference in wart change scores between XOLREMDI and placebo arms

1. Badolato R, et al. *Blood*. Published online April 21, 2024;blood.2023022658.

14

Treatment was generally well tolerated; majority of adverse reactions were mild to moderate in severity

Adverse Reactions Section of Product Label[1]
(≥10% and at a frequency higher than placebo in 4WHIM)

Adverse Reaction	XOLREMDI (n=14)	Placebo (n=17)
Thrombocytopenia	3^	0
Pityriasis	2	0
Rash	2	0
Rhinitis	2	0
Epistaxis	2	1
Vomiting	2	1
Dizziness	2	1

^Serious adverse reactions of thrombocytopenia occurred in 3 of the 14 patients who received XOLREMDI, two of which occurred in the setting of infection or febrile neutropenia.

Warnings and Precautions: Embryo-fetal toxicity and QTc interval prolongation.

Published Phase 3 trial data results[2] showed:

- XOLREMDI (mavorixafor) was generally well tolerated in participants with WHIM syndrome
- No discontinuations occurred due to treatment-emergent adverse events (TEAEs), and none were deemed related to treatment
- No treatment-related serious TEAEs were observed

1. XOLREMDI package insert. Please see Important Safety Information and full Prescribing Information at www.xolremdi.com.
2. Badolato R, et al. *Blood*. Published online April 21, 2024;blood.2023022658.

X4 PHARMACEUTICALS 15

Commercial Launch Strategy & Execution Mark Baldry, Chief Commercial Officer

17 Commercial Strategy Overview: targeted education, engagement, and access  Educate on WHIM syndrome  Provide diagnostic support  Engage at key medical conferences  Target key hematologists & immunologists  Communicate targeted MOA and clinical profile  Drive adoption and uptake in appropriate patients  Mitigate access barriers  Provide full suite of patient support services  Help patients throughout their treatment journey Support Patient Diagnosis Establish XOLREMDI as Standard of Care in WHIM syndrome Gain Broad Access Leveraging an agile commercial team to execute X4’s first product launch

18 The right field team to launch an innovative rare disease medicine Mission-driven, patient-centric: bringing a novel therapy to a historically underserved population Team Expertise • Rare disease space / hematology & immunology • Supporting diagnosis of rare diseases • Understanding the patient journey • Launching therapies into new markets • Community relationships with physicians, thought leaders, and patient advocacy organizations Field team recruited from well known rare and ultra- rare organizations Collectively more than 250 years of demonstrated success in commercial launches

19 Partnering with Patient Advocacy Networks Targeted approach to covering the U.S. WHIM market Refined Target List of ~3,500 HCPs (primarily immunologists and hematologists) Jeffrey Modell Foundation (JMF) Immune Deficiency Foundation (IDF) Range: 250 to 300 Range: 150 to 200 Range: 50 to 100 Range: 25 to 50 Range: 10 to 25 Range: 1 to 10 Focused KOL Engagement ~20 top thought leaders

20 HCPs are seeking a targeted therapy for WHIM Syndrome, a serious condition with high burden and unmet need Drivers of Appeal/Interest HCPs were particularly impressed by: • Reduction in infections • Targeted nature of the treatment • Oral formulation of HCPs believe WHIM syndrome is a serious immune disorder with potential for long-term complications 92% HCP Survey believe there is a high unmet need for a targeted + effective therapy for WHIM syndrome89% are dissatisfied with current options for treating the symptoms of WHIM syndrome76% Shown an unbranded profile of XOLREMDI, interest in prescribing was high across HCPs in all key specialties, receiving an average 9 out of 10 rating Sources: X4 Pharmaceuticals HCP Market Research and Testing from February 2024 (N=29 HCPs) and March 2024 (N=74 HCPs)

21 Financial Assistance Programs • Financial assistance offerings include Quick Start, Copay Assistance, Bridge Program, and Patient-Assistance Program for eligible patients Patient Support Specialty Pharmacy Processes and fills XOLREMDI prescriptions with clinical pharmacists available to: • Answer questions about treatment • Provide information about potential side effects • Confirm treatment dosing and any adjustments X4ConnectTM helps eligible patients navigate insurance coverage, prior authorization requirements, and financial assistance programs to help support access X4Connect Care Coordinators • Investigate coverage and help navigate prior authorizations, appeals, and financial assistance options X4 Nurse Educators • Provide education and available resources to patients and their caregivers about XOLREMDI and WHIM syndrome X4Connect Specialty Pharmacists • Counsel patients on their XOLREMDI prescription

22 XOLREMDI addressing high unmet need with targeted innovation Annual Price* Reflects Value • Patients >50 kg = 400 mg daily = $496,400 annually • Patients ≤50 kg = 300 mg daily = $372,300 annually Potential to address high burden of disease and strengthen relevant aspects of patients’ immune function Demonstrated efficacy & safety profile Targeted Breakthrough therapy for ultra-rare patient population First and only FDA-approved therapy indicated for WHIM syndrome Committed to Providing Innovative Solutions Dedicated support and education available through X4Connect and PANTHERx Rare for all eligible patients Helping unite the WHIM syndrome community through collaborations, targeted education, and support of earlier diagnosis XOLREMDI targets CXCR4 dysregulation, the underlying cause of WHIM syndrome * Wholesale acquisition cost (WAC); assumes full compliance

23 Delivering on the promise of XOLREMDI (mavorixafor) Supporting Patient Diagnosis Establishing XOLREMDI as Standard of Care in WHIM syndrome Gaining Broad Access

[design: new divider slide please] Conclusion Paula Ragan, PhD President & Chief Executive Officer

25 X4: continuing to deliver progress for patients Priority Review Voucher received U.S. Approval & Launch of XOLREMDI for WHIM syndrome April 2024 Laying a strong foundation for XOLREMDI sales & market growth Additional Phase 2 CN trial data expected in 1H 2024 Initiation of pivotal Phase 3 CN trial anticipated in 1H 2024 Potential pipeline expansion opportunities

Courtney, living with WHIM syndrome